LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2021 (Unaudited)

COMMON STOCKS - 98.2%	Shares	Value
Aerospace & Defense - 3.7%
Honeywell International, Inc.	7,000	$1,485,960
Teledyne Technologies, Inc. (a)	1,759	755,631
		2,241,591
Banks - 9.5%
Comerica, Inc.	15,000	1,207,500
Cullen/Frost Bankers, Inc.	5,000	593,100
Truist Financial Corp.	32,375	1,898,794
Zions Bancorp N.A.	32,500	2,011,425
		5,710,819
Beverages - 4.0%
Keurig Dr Pepper, Inc.	22,500	768,600
PepsiCo, Inc.	11,000	1,654,510
		2,423,110
Chemicals - 7.6%
Air Products & Chemicals, Inc.	4,000	1,024,440
Corteva, Inc.	22,500	946,800
DuPont de Nemours, Inc.	14,500	985,855
Ecolab, Inc.	5,000	1,043,100
The Sherwin-Williams Co.	2,100	587,433
		4,587,628
Communications Equipment - 0.9%
QUALCOMM, Inc.	4,200	541,716

Computers & Peripherals - 3.5%
Apple, Inc.	15,000	2,122,500

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	2,000	683,360

Consumer Finance - 2.1%
American Express Company	7,500	1,256,475

Electrical Equipment & Instruments - 3.0%
Roper Technologies, Inc.	4,000	1,784,520

Electronic Equipment & Instruments - 3.1%
Trimble, Inc. (a)	22,500	1,850,625

Health Care Equipment & Supplies - 1.6%
Stryker Corp.	3,700	975,764

Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	500	1,642,520

IT Consulting & Services - 4.5%
Black Knight, Inc. (a)	10,000	720,000
Broadridge Financial Solutions, Inc.	5,500	916,520
PayPal Holdings, Inc. (a)	4,200	1,092,882
		2,729,402
Machinery - 2.6%
Xylem, Inc.	12,500	1,546,000

Media & Entertainment - 7.1%
Alphabet, Inc. - Class A (a)	1,200	3,208,224
Pinterest, Inc. - Class A (a)	9,000	458,550
The Walt Disney Co. (a)	3,600	609,012
		4,275,786
Oil & Gas & Consumable Fuels - 7.0%
Chevron Corp.	5,000	507,250
Devon Energy Corp.	43,902	1,558,960
Kinder Morgan, Inc.	52,500	878,325
Pioneer Natural Resources Co.	7,500	1,248,825
		4,193,360
Pharmaceuticals - 7.2%
Abbott Laboratories	17,500	2,067,275
Zoetis, Inc.	11,500	2,232,610
		4,299,885
Professional Services - 4.0%
Dun & Bradstreet Holdings, Inc. (a)	47,500	798,475
Verisk Analytics, Inc.	8,000	1,602,160
		2,400,635
Software - 15.1%
Adobe, Inc. (a)	3,700	2,130,164
Cognyte Software Ltd. (a)(b)	35,000	719,250
Microsoft Corp.	8,000	2,255,360
Oracle Corp.	27,500	2,396,075
Sprout Social, Inc. - Class A (a)	13,000	1,585,350
		9,086,199
Software & Services - 2.5%
Akamai Technologies, Inc. (a)	14,500	1,516,555

Specialty Retail - 4.3%
The Home Depot, Inc.	4,500	1,477,170
Petco Health & Wellness Co, Inc. (a)	52,000	1,097,200
		2,574,370
Textiles, Apparel & Luxury Goods - 1.1%
VF Corp.	10,000	669,900

TOTAL COMMON STOCKS
(Cost $26,980,328)		59,112,720

SHORT-TERM INVESTMENT - 2.0%
Money Market Fund - 2.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.03%(c)	1,212,402	1,212,402

TOTAL SHORT-TERM INVESTMENT
(Cost $1,212,402)	1,212,402

Total Investments - 100.2%	60,325,122
(Cost $28,192,731)
Liabilities in Excess of Other Assets - (0.2)%	(122,462)
TOTAL NET ASSETS - 100.0%	$60,202,660

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard &
Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by
U.S. Bancorp Fund Services, LLC.

Fair Value Measurement Summary at September 30, 2021 (Unaudited)

Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official
Closing Price ("NOCP"). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures for that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund's portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs') used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of September 30, 2021, the Fund's assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$59,112,720	$–	$–	$59,112,720
Short-Term Investment	1,212,402	–	–	1,212,402
Total Investments	$60,325,122	$–	$–	$60,325,122